Exhibit 10.5

FORM OF VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) dated as of August __ 2020, by and among each of the undersigned stockholders (collectively, the “Stockholders”) of Northern Panther Resources Corporation, a Nevada corporation (the “Company”) and U.S. Gold Corp., a Nevada corporation (“Parent”).

WHEREAS, the Stockholders collectively own 100% of the shares of common stock of the Company as recorded in the share registry of Northern Panther as of the date hereof (such shares of the Company common stock, together with all shares of the Company common stock which may hereafter be acquired by the Stockholders prior to the termination of this Agreement, shall be referred to herein as the “Shares”);

WHEREAS, concurrently with the execution of this Agreement, Parent and the Company have entered or will enter into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), which provides, among other things, that Gold King Acquisition Corp., a Nevada corporation and wholly-owned subsidiary of Parent, will merge with and into the Company (the “Transaction”). Capitalized terms used and not defined herein shall have the meanings given to such terms in the Merger Agreement;

WHEREAS, as an inducement to Parent’s willingness to enter into the Merger Agreement and consummate the Transaction, which the Stockholders believe it will derive substantial benefits from through its ownership interest in the Company, the Stockholders are entering into this Agreement; and

WHEREAS, Parent and the Company have made it a condition to their entering into the Merger Agreement that the Stockholders agree to vote the Shares in favor of the adoption of the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree as follows:

ARTICLE 1

Voting of Shares

1.1 Voting Agreement; Irrevocable Proxy.

(a) Agreement to Vote and Approve. The Stockholders, individually and not jointly, hereby agree that, during the term of this Agreement, at any meeting of the stockholders of the Company, however called, and in any action by consent of the stockholders of the Company, the Stockholders shall vote their Shares (except Shares held in a fiduciary capacity): (a) in favor of the adoption of the Merger Agreement (as amended from time to time) and (b) against any (i) proposal for any recapitalization, merger, sale of assets or other business combination between the Company or any of its Subsidiaries and any person or entity other than Parent or any of its affiliates, or (ii) any other action or agreement that would result in a material breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or that would result in any of the conditions to the obligations of the Company under the Merger Agreement not being fulfilled. The parties hereto acknowledge and agree that no Stockholder makes any agreement or understanding in this Agreement in its capacity as a manager, director or officer of the Company or any of its respective subsidiaries (if any such Stockholder holds such office or position), and nothing in this Agreement: (x) will limit or affect any actions or omissions taken by any Stockholder in its capacity as such including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement; or (y) will be construed to prohibit, limit, or restrict any Stockholder from exercising its fiduciary duties as a manager, officer or director to the Company or its stockholders.

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(b) Irrevocable Proxy. Each Stockholder hereby appoints Parent and any designee of Parent, and each of them individually, until the Expiration Time (at which time this proxy shall automatically be revoked), its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote during the term of this Agreement with respect to the Shares in accordance with Section 1(a). This proxy and power of attorney is given to secure the performance of the duties of each Stockholder under this Agreement. Each Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by each Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy, and shall revoke any and all prior proxies granted by each Stockholder with respect to the Shares. The power of attorney granted by each Stockholder herein is a durable power of attorney and shall survive the bankruptcy, death, or incapacity of such Stockholder.

(c) The Stockholder hereby irrevocably and unconditionally waives, and agrees not to assert, exercise or perfect (or attempt to exercise, assert or perfect) any rights of appraisal or rights to dissent from the Merger or quasi-appraisal rights that it may at any time have under applicable law, including the Nevada Revised Statutes. The Stockholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Company or any of their respective successors, directors or officers, (a) challenging the validity, binding nature or enforceability of, or seeking to enjoin the operation of, this Agreement or the Merger Agreement, or (b) alleging a breach of any fiduciary duty of any Person in connection with the evaluation, negotiation, entry into or consummation of the Merger Agreement.

ARTICLE 2

Representations and Warranties

Each of the Stockholders, individually and not jointly, hereby represents and warrants to Parent as follows:

2.1 Authority Relative to this Agreement. Such Stockholder has all necessary power and authority or capacity, as the case may be, to execute and deliver this Agreement, and to perform his, her or its obligations hereunder. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

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2.2 No Conflict.

(a) The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by him/her/it will not (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to him/her/it or by which the Shares are bound, or (ii) result in any breach of or constitute a default (or event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Shares held by him/her/it pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which he/she/it is a party or by which he/she/it or any Shares of him/her/it are bound, except, in the case of clauses (i) and (ii), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by such Stockholder of his, her or its obligations under this Agreement.

(b) The execution and delivery of this Agreement by him/her/it does not, and the performance of this Agreement by him/her/it will not, require any consent, approval, authorization or permit of, or filing with or notification to, any federal, state, local or foreign regulatory body.

2.3 Title to the Shares. Each of the Stockholders is the owner of the number and class of Shares specified in the share registry of the Company, free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on voting rights, charges and other encumbrances of any nature whatsoever except as otherwise specified on Annex I. No Stockholder has appointed or granted any proxy, which appointment or grant is still effective, with respect to the Shares. Each Stockholder has sole voting power with respect to his, her or its Shares except as otherwise specified on Annex I.

2.4 Company Share Registry. To the knowledge of each Shareholder, a true, correct and complete copy of the share registry of the Company as of the date hereof has been made available to Parent by the Company.

ARTICLE 3

Additional Covenants

3.1 Transfer of the Shares. Each of the Stockholders hereby covenants and agrees that, during the term of this Agreement, the Stockholder will not, without the prior written consent of Parent, sell, pledge, transfer, or otherwise voluntarily dispose of (“Transfer”) any of the Shares which are owned by the Stockholder (except Shares held in a fiduciary capacity) or take any other voluntary action which would have the effect of removing the Stockholder’s power to vote his, her or its Shares or which would otherwise be inconsistent with this Agreement. Notwithstanding the foregoing, if applicable, this Section 3.1 shall not prohibit a Transfer of the Shares upon the death of a Stockholder to an immediate family member or Affiliate of such Stockholders; provided, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee shall agree in writing to be subject to each of the terms of this Agreement by executing and delivering an Adoption Agreement in accordance with Section 4.10(b).

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ARTICLE 4

Miscellaneous

4.1 Termination. This Agreement shall terminate on the earlier to occur of
(the “Expiration Time”) (i) the date of consummation of the Transaction and (ii) the date of termination of the Merger Agreement for any reason whatsoever.

4.2 Specific Performance. The Stockholders agree that irreparable damage may occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that Parent shall be entitled to seek specific performance of the terms hereof, in addition to any other remedy at law or in equity.

4.3 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings with respect to the subject matter hereof.

4.4 Amendment. This Agreement may not be amended except by an instrument in writing signed by all the parties hereto.

4.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

4.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

4.7 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Transmission of an executed signature page by e-mail or other electronic means is as effective as a manually executed counterpart of this Agreement.

4.8 Assignment. This Agreement shall not be assigned by operation of law or otherwise.

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4.9 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

4.10 Transfers, Successors and Assigns.

(a) The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b) Each transferee or assignee of the Shares subject to this Agreement shall continue to be subject to the terms hereof, and, as a condition to the recognition of such transfer, each transferee or assignee shall agree in writing to be subject to each of the terms of this Agreement by executing and delivering an Adoption Agreement substantially in the form attached hereto as Exhibit A. Upon the execution and delivery of an Adoption Agreement by any transferee, such transferee shall be deemed to be a party hereto as if such transferee’s signature appeared on the signature pages of this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective executors, administrators, heirs, successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.11 Spousal Consent. If any Stockholder who is a natural person is married on the date of this Agreement, such Stockholder shall request the Stockholder’s spouse to execute and deliver to the Company a consent of spouse in the form of Exhibit B hereto (“Consent of Spouse”), within five (5) days of the date of this Agreement. Notwithstanding the execution and delivery thereof, such consent shall not be deemed to confer or convey to the spouse any rights in such Stockholder’s shares of capital stock that do not otherwise exist by operation of law or the agreement of the parties.

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VOTING AGREEMENT

Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day first written above.

U.S. GOLD CORP

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day first written above.

STOCKHOLDERS

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ANNEX I

Stockholder	Address and E-mail

EXHIBIT A

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed by the undersigned (the “Transferee”) pursuant to the terms of that certain Voting Agreement dated as of __________, 2020 (the “Agreement”) by and among U.S. Gold Corp. and certain Northern Panther Resources Corporation stockholders. Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Transferee agrees as follows:

1.1 Acknowledgement. Transferee acknowledges that Transferee is acquiring certain shares of the common stock of Northern Panther Resources Corporation (the “Shares”), subject to the terms and conditions of the Agreement.

1.2 Agreement. Transferee (i) agrees that the Shares acquired by Transferee shall be bound by and subject to the terms of the Agreement, (ii) hereby adopts the Agreement with the same force and effect as if Transferee were originally a Party thereto, and (iii) agrees that Transferee shall be deemed a “Stockholder.”

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

EXECUTED AND DATED this ___ day of __________, 20___.

Transferee

By:
Name:
Title:
Address:

Fax:

EXHIBIT B

CONSENT OF SPOUSE

I, ____________________, spouse of ______________, acknowledge that I have read the Voting Agreement, dated as of ___________, 2020, to which this Consent is attached as Exhibit B (the “Agreement”), and that I know the contents of the Agreement. I am aware that the Agreement contains provisions regarding the voting and transfer of shares of common stock of Northern Panther Resources Corporation (the “Company”), which my spouse may own, including any interest I might have therein.

I hereby agree that my interest, if any, in any shares of common stock of the Company subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in such shares of common stock of the Company shall be similarly bound by the Agreement.

I am aware that the legal, financial and related matters contained in the Agreement are complex and that I am free to seek independent professional guidance or counsel with respect to this Consent. I have either sought such guidance of counsel or determined after reviewing the Agreement carefully that I will waive such right.

Dated:

Signature

Print Name